SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2009
                                                           -------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


        Delaware                         0-28815                 06-1241321
        --------                         -------                 ----------
State (or other Jurisdiction      (Commission File Number)    (IRS Employer
   of Incorporation)                                         Identification No.)


          13 North Street, Litchfield, Connecticut         06759
          ----------------------------------------         -----
           (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation



Section 8.  Other Events.

         Item 8.01.  Other Events.
                     ------------

         At a meeting held on June 30, 2009 meeting, the Board of Directors of First Litchfield Financial Corporation declared a quarterly cash dividend of five cents ($0.05) per share. The dividend will be paid on July 31, 2009 to shareholders of record on July 15, 2009.

Section 9.  Financial Statements and Exhibits.
            ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.
             99.1   Press release dated June 30, 2009.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                     FIRST LITCHFIELD FINANCIAL CORPORATION


                              BY:  /s/ JOSEPH J. GRECO
                                   ------------------------
                                   President and Chief Executive Officer


Dated:  June 30, 2009

                                      -2-